UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 24, 2022

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

330 Townsend Street, Suite 234, San Francisco, CA 94107

(Address of principal executive offices and zip code)

(408) 467-1900
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2022, Immersion Corporation (the “Company”) issued a press release regarding financial results for the third quarter ended December 31, 2021. A copy of the press release is attached to this Current Report as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

The information in Item 2.02 and Exhibit 99.1 in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

On February 23, 2022, the Board of Directors of the Company approved a stock repurchase program of up to $30 million of its common stock for a period of up to twelve months. Any stock repurchases may be made through open market and privately negotiated transactions, at such times and in such amounts as management deems appropriate, including pursuant to one or more Rule 10b5-1 trading plans adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. Additionally, the Board authorized the use of any derivative or similar instrument to effect stock repurchase transactions, including without limitation, accelerated share repurchase contracts, equity forward transactions, equity option transactions, equity swap transactions, cap transactions, collar transactions, naked put options, floor transactions or other similar transactions or any combination of the foregoing transactions. The stock repurchase program was implemented as a method to return value to the Company’s stockholders. The timing, pricing and sizes of any repurchases will depend on a number of factors, including the market price of the Company’s common stock and general market and economic conditions. The stock repurchase program does not obligate the Company to repurchase any dollar amount or number of shares, and the program may be suspended or discontinued at any time.

Forward Looking Statements

This Item 8.01 contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the anticipated amount, duration, methods, timing and other aspects of our stock repurchase program. These statements involve risks and uncertainties, including, but not limited to, that the Company may not successfully repurchase stock under its stock repurchase program. For a detailed discussion of other risks and uncertainties see the Company’s Form 10-K for the fiscal year ended December 30, 2020 and subsequent SEC filings. Statements included in this report are based upon information known to the Company as of the date of this report, and the Company assumes no obligation to update information contained in this report.

Item 9.01 Financial Statements and Exhibits.

a.Exhibits.

Exhibit No.	Exhibit Title
99.1	Press Release dated February 24, 2022 (regarding financial results for the fourth quarter ended December 31, 2021)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	February 24, 2022	By:	/s/ AARON AKERMAN
		Name:	Aaron Akerman
		Title:	Chief Financial Officer